Exhibit 99.1
Joint Filing Agreement
 Pursuant to Rule 13d-1(k)
The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.
Dated: June 29, 2015

Basswood Capital Management, L.L.C.
By:	/s/ Bennett Lindenbaum
Name: Bennett Lindenbaum
Title: Managing Member
Basswood Partners, L.L.C.
By:	/s/ Bennett Lindenbaum
Name: Bennett Lindenbaum
Title: Managing Member

Basswood Enhanced Long Short GP, LLC
By:	/s/ Bennett Lindenbaum
Name: Bennett Lindenbaum
Title: Managing Member

Basswood Opportunity Partners, LP
By: Basswood Capital Management, L.L.C.
By:	/s/ Bennett Lindenbaum
Name: Bennett Lindenbaum
Title: Managing Member

Basswood Opportunity Fund, Inc.
By: Basswood Capital Management, L.L.C.
By:	/s/ Bennett Lindenbaum
Name: Bennett Lindenbaum
Title: Managing Member

Basswood Enhanced Long Short Fund, LP
By: Basswood Capital Management, L.L.C.
By:	/s/ Bennett Lindenbaum
Name: Bennett Lindenbaum
Title: Managing Member

Basswood Financial Fund, LP
By: Basswood Capital Management, L.L.C.
By:	/s/ Bennett Lindenbaum
Name: Bennett Lindenbaum
Title: Managing Member

Basswood Financial Fund, Inc.
By: Basswood Capital Management, L.L.C.
By:	/s/ Bennett Lindenbaum
Name: Bennett Lindenbaum
Title: Managing Member

Basswood Financial Long Only Fund, LP
By: Basswood Capital Management, L.L.C.
By:	/s/ Bennett Lindenbaum
Name: Bennett Lindenbaum
Title: Managing Member

BCM Select Equity I Master, Ltd.
By: Basswood Capital Management, L.L.C.
By:	/s/ Bennett Lindenbaum
Name: Bennett Lindenbaum
Title: Managing Member

/s/ Matthew Lindenbaum
Matthew Lindenbaum

/s/ Bennett Lindenbaum
Bennett Lindenbaum

Abigail Tambor 2012 Children’s Trust
By:	/s/ Nathan J. Lindenbaum
Name: Nathan J. Lindenbaum
Title: Trustee

/s/ Nathan Lindenbaum
Nathan Lindenbaum

MGS Partners, LLC
By:	/s/ Nathan Lindenbaum
Name: Nathan Lindenbaum
Title: Managing Member

Nathan J Lindenbaum 1995 Children Trust
By:	/s/ Shari A. Lindenbaum
Name: Shari A. Lindenbaum
Title: Trustee

Naftali Asher Investments LLC
By:	/s/ Shari A. Lindenbaum
Name: Shari A. Lindenbaum
Title: Manager

Victoria and Benjamin Feder 2012 Children’s Trust
By:	/s/ Nathan J. Lindenbaum
Name: Nathan J. Lindenbaum
Title: Trustee
Victoria and Ben Feder’s 1996 Children’s Trust
By:	/s/ Ray Lindenbaum
Name: Ray Lindenbaum
Title: Trustee

/s/ Marcel Lindenbaum
Marcel Lindenbaum

Shari A. Lindenbaum 1994 Children’s Trust
By:	/s/ Nathan J. Lindenbaum
Name: Nathan J. Lindenbaum
Title: Trustee

/s/ Shari A. Lindenbaum
Shari A. Lindenbaum

/s/ Ray Lindenbaum
Ray Lindenbaum

/s/ Shai Tambor
Shai Tambor